股东会决议

根据《公司法》及本公司章程的有关规定，上海盛蓉环保科技有限公司临时股东会会议于 2010 年 4 月 30 日在公司会议室召开。本次会议由执行董事胡清颖提议召开，股东会于会议召开 15 日以前以电话方式通知全体股东，应到会股东 4 人，实际到会股东 4 人。会议由执行董事胡清颖主持，形成决议如下：

一、公司注册资本由 150 万元，增至 250 万元；

二、股东盛棵再生资源（上海）有限公司增加注册资本 100 万元，由原 30 万元，增至 130 万元；

股东胡清颖本次不增加注册资本；

股东陈蓉本次不增加注册资本

股东陆朝晖本次不增加注册资本

三、增资后公司股东持股情况：

胡清颖，出资额：97.5 万元，出资比例 39%；

盛棵再生资源（上海）有限公司，出资额：130 万元，出资比例 52%；

陈蓉　，出资额：7.5 万元，出资比例 3%；

陆朝晖，出资额：15 万元，出资比例 6%；

四、通过章程修正案（或修改后的章程）

五、公司于本决议作出后 30 日内向公司登记机关申请公司变更登记。

以上事项表决结果：全部同意，占全部股权的 100%。

股东（签字、盖章）